Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2012-2

Final Pool as of the Cutoff Date

4/12/2012

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New		Used		Total
Aggregate Principal Balance (1)	$505,121,922.23		$661,991,671.39		$1,167,113,593.62

Number of Automobile Loan Contracts	24,363		48,349		72,712

Percent of Aggregate Principal Balance	43.28%		56.72%		100.00%

Average Principal Balance	$20,733.16		$13,691.94		$16,051.18
Range of Principal Balances	($324.55 to $73,392.33)		($253.41 to $60,812.40)		($253.41 to $73,392.33)

Weighted Average APR (1)	13.01%		16.58%		15.03%
Range of APRs	(1.90% to 27.00%	)	(2.90% to 29.99%	)	(1.90% to 29.99%	)

Weighted Average Remaining Term	66		60		62
Range of Remaining Terms	(3 to 72 months	)	(3 to 72 months	)	(3 to 72 months	)

Weighted Average Original Term	72		69		70
Range of Original Terms	(36 to 72 months	)	(24 to 72 months	)	(24 to 72 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

		% of Aggregate		% of Aggregate
	AmeriCredit Score (1)	Principal Balance (2)	Credit Bureau Score (3)	Principal Balance (2)
	Less than 215	11.36%
	215-224	15.66%	Less than 540	29.02%
	225-244	36.24%	540-599	43.98%
	245-259	21.51%	600-659	23.11%
	260 and greater	15.22%	660 and greater	3.88%

Weighted Average Score	238		569

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of loans originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total statistical pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.

AmeriCredit Automobile Receivables Trust 2012-2

Final Pool as of the Cutoff Date

4/12/2012

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
1.000% to 1.999%	$63,847.67	0.01%	2	0.00%
2.000% to 2.999%	543,404.15	0.05%	18	0.02%
3.000% to 3.999%	2,199,373.74	0.19%	79	0.11%
4.000% to 4.999%	4,918,576.21	0.42%	164	0.23%
5.000% to 5.999%	13,960,861.21	1.20%	508	0.70%
6.000% to 6.999%	13,767,215.64	1.18%	597	0.82%
7.000% to 7.999%	29,992,450.63	2.57%	1,127	1.55%
8.000% to 8.999%	47,088,275.21	4.03%	2,304	3.17%
9.000% to 9.999%	49,034,645.22	4.20%	2,521	3.47%
10.000% to 10.999%	57,236,696.51	4.90%	3,141	4.32%
11.000% to 11.999%	93,208,772.56	7.99%	4,704	6.47%
12.000% to 12.999%	80,593,670.32	6.91%	4,915	6.76%
13.000% to 13.999%	74,512,917.28	6.38%	4,681	6.44%
14.000% to 14.999%	100,564,914.60	8.62%	6,115	8.41%
15.000% to 15.999%	92,892,458.80	7.96%	6,073	8.35%
16.000% to 16.999%	125,043,814.70	10.71%	7,645	10.51%
17.000% to 17.999%	89,710,713.18	7.69%	6,087	8.37%
18.000% to 18.999%	110,570,167.92	9.47%	7,844	10.79%
19.000% to 19.999%	51,436,637.40	4.41%	3,748	5.15%
20.000% to 20.999%	45,103,700.99	3.86%	3,400	4.68%
21.000% to 21.999%	38,088,195.24	3.26%	3,082	4.24%
22.000% to 22.999%	18,804,955.07	1.61%	1,577	2.17%
23.000% to 23.999%	15,195,144.65	1.30%	1,288	1.77%
24.000% to 24.999%	9,758,167.64	0.84%	851	1.17%
25.000% to 25.999%	2,092,647.40	0.18%	175	0.24%
26.000% to 26.999%	478,357.63	0.04%	44	0.06%
27.000% to 27.999%	135,036.51	0.01%	12	0.02%
28.000% to 28.999%	95,331.78	0.01%	8	0.01%
29.000% to 29.999%	22,643.76	0.00%	2	0.00%

TOTAL	$1,167,113,593.62	100.00%	72,712	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2012-2

Final Pool as of the Cutoff Date

4/12/2012

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$16,534,637.90	1.42%	1,110	1.53%
Alaska	1,908,829.36	0.16%	98	0.13%
Arizona	27,578,370.79	2.36%	1,526	2.10%
Arkansas	14,103,015.45	1.21%	876	1.20%
California	97,180,175.75	8.33%	5,939	8.17%
Colorado	17,867,639.24	1.53%	1,057	1.45%
Connecticut	9,302,088.87	0.80%	614	0.84%
Delaware	4,123,909.88	0.35%	283	0.39%
District of Columbia	2,472,135.38	0.21%	145	0.20%
Florida	111,432,272.38	9.55%	7,075	9.73%
Georgia	44,138,386.35	3.78%	2,564	3.53%
Hawaii	5,057,098.19	0.43%	307	0.42%
Idaho	2,634,001.06	0.23%	163	0.22%
Illinois	39,212,164.43	3.36%	2,561	3.52%
Indiana	29,702,397.68	2.54%	1,857	2.55%
Iowa	5,447,005.32	0.47%	346	0.48%
Kansas	5,272,447.09	0.45%	333	0.46%
Kentucky	14,709,461.24	1.26%	1,037	1.43%
Louisiana	28,238,240.25	2.42%	1,590	2.19%
Maine	4,511,762.16	0.39%	358	0.49%
Maryland	29,042,026.79	2.49%	1,676	2.30%
Massachusetts	19,633,909.74	1.68%	1,305	1.79%
Michigan	29,650,210.77	2.54%	2,006	2.76%
Minnesota	9,129,078.65	0.78%	614	0.84%
Mississippi	15,729,731.63	1.35%	1,038	1.43%
Missouri	19,836,574.88	1.70%	1,307	1.80%
Montana	2,453,990.60	0.21%	130	0.18%
Nebraska	3,113,213.19	0.27%	202	0.28%
Nevada	8,693,444.33	0.74%	548	0.75%
New Hampshire	4,433,036.40	0.38%	295	0.41%
New Jersey	24,580,995.56	2.11%	1,576	2.17%
New Mexico	13,433,049.74	1.15%	774	1.06%
New York	44,586,036.46	3.82%	3,024	4.16%
North Carolina	42,825,482.35	3.67%	2,712	3.73%
North Dakota	1,427,726.50	0.12%	77	0.11%
Ohio	44,675,525.78	3.83%	3,318	4.56%
Oklahoma	15,109,387.28	1.29%	842	1.16%
Oregon	6,304,774.95	0.54%	451	0.62%
Pennsylvania	52,281,072.09	4.48%	3,582	4.93%
Rhode Island	2,770,789.56	0.24%	211	0.29%
South Carolina	16,966,465.56	1.45%	1,088	1.50%
South Dakota	1,452,658.87	0.12%	97	0.13%
Tennessee	22,382,712.37	1.92%	1,488	2.05%
Texas	183,078,231.07	15.69%	10,021	13.78%
Utah	3,961,779.28	0.34%	237	0.33%
Vermont	1,807,760.38	0.15%	113	0.16%
Virginia	24,983,151.35	2.14%	1,535	2.11%
Washington	13,294,217.63	1.14%	843	1.16%
West Virginia	12,467,880.67	1.07%	724	1.00%
Wisconsin	12,779,128.75	1.09%	883	1.21%
Wyoming	2,560,339.57	0.22%	119	0.16%
Other (3)	243,172.10	0.02%	37	0.05%

TOTAL	$1,167,113,593.62	100.00%	72,712	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2012-2

Final Pool as of the Cutoff Date

4/12/2012

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

		% of Aggregate
	Wholesale LTV (1) Range	Principal Balance (2)(3)
	Less than 100%	26.81%
	100-109	23.49%
	110-119	22.98%
	120-129	16.54%
	130-139	7.74%
	140-149	1.98%
	150 and greater	0.45%

Weighted Average Wholesale LTV	110%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelly Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.

(2)	Wholesale LTV was not available or could not be calculated on certain loans and these loans are not included in the table above. Since these loans are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total statistical pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2012-2

Final Pool as of the Cutoff Date

4/12/2012

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
BMW	$12,210,223.34	1.05%	582	0.80%
Buick (4)	15,229,142.69	1.30%	857	1.18%
Cadillac (4)	19,227,802.96	1.65%	946	1.30%
Chevrolet (4)	374,136,722.15	32.06%	19,437	26.73%
Chrysler	39,637,209.03	3.40%	3,029	4.17%
Dodge	105,765,214.36	9.06%	6,914	9.51%
Ford	105,579,800.92	9.05%	7,658	10.53%
GMC (4)	53,322,778.08	4.57%	2,300	3.16%
Honda	32,142,511.61	2.75%	2,320	3.19%
Hyundai	33,685,364.29	2.89%	2,485	3.42%
Jeep	36,062,849.92	3.09%	2,318	3.19%
Kia	64,705,493.74	5.54%	4,586	6.31%
Mazda	15,970,948.49	1.37%	1,175	1.62%
Mercedes	13,372,611.23	1.15%	649	0.89%
Mitsubishi	14,487,632.22	1.24%	1,062	1.46%
Nissan	77,229,563.46	6.62%	5,075	6.98%
Pontiac	14,371,487.28	1.23%	1,667	2.29%
Toyota	55,781,050.44	4.78%	3,686	5.07%
Volkswagen	13,443,704.99	1.15%	910	1.25%
Other (3)	70,751,482.42	6.06%	5,056	6.95%

Total	$1,167,113,593.62	100.00%	72,712	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.
(4)	The total Aggregate Principal Balance of all new GM vehicles is $281,624,188.37, or approximately 24% of the Final Pool.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$6,600,708.52	0.57%	496	0.68%
Full-Size Van/Truck	163,686,352.48	14.02%	7,813	10.75%
Full-Size SUV	65,984,672.92	5.65%	3,141	4.32%
Mid-Size Car	322,273,106.53	27.61%	20,858	28.69%
Mid-Size SUV	257,110,245.91	22.03%	15,440	21.23%
Economy/Compact Car	204,668,900.01	17.54%	15,546	21.38%
Compact Van/Truck	57,939,077.49	4.96%	4,586	6.31%
Sports Car	88,714,525.44	7.60%	4,821	6.63%
Segment Unavailable (4)	136,004.32	0.01%	11	0.02%

Total	$1,167,113,593.62	100.00%	72,712	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2012-2

Final Pool as of the Cutoff Date

4/12/2012

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,045,945,055.66	89.62%	56,301	77.43%
1	12,983,114.49	1.11%	1,718	2.36%
2+	108,185,423.47	9.27%	14,693	20.21%

Total	$1,167,113,593.62	100.00%	72,712	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,098,498,293.84	94.12%	63,876	87.85%
1	17,527,514.76	1.50%	2,393	3.29%
2+	51,087,785.02	4.38%	6,443	8.86%

Total	$1,167,113,593.62	100.00%	72,712	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,148,419,454.31	98.40%	70,335	96.73%
1	12,136,569.64	1.04%	1,569	2.16%
2+	6,557,569.67	0.56%	808	1.11%

Total	$1,167,113,593.62	100.00%	72,712	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.